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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          December 12, 2000
                                                       -----------------------

                              MERCK & CO., Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                  New Jersey
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                (State or Other Jurisdiction of Incorporation)

             1-3305                                      22-1109110
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      (Commission File Number)              (I.R.S. Employer Identification No.)

 One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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    (Address of Principal Executive Offices)                     (Zip Code)

 Registrant's telephone number, including area code            (908) 423-1000
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Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits
          --------

     Exhibit 99                Press release issued              Filed with
                               December 12, 2000 regarding       this document
                               business briefing to analysts



Item 9.  Regulation FD Disclosure
---------------------------------

Incorporated by reference is a press release issued by the Registrant on December 12, 2000, attached as Exhibit 99.




                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    MERCK & CO., Inc.




Date:  December 12, 2000                            By: /s/ Debra A. Bollwage
                                                        -----------------------
                                                        DEBRA A. BOLLWAGE
                                                        Assistant Secretary





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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                     Description
-------                    -----------

 99                        Press release issued December 12, 2000
                           regarding business briefing to analysts










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